SBSF Funds, Inc. d/b/a Key Mutual Funds
                       Supplement Dated December 11, 1996
               to the Statements of Additional Information ("SAI")


SAIs Dated June 12, 1996:                    SAIs Dated July 12, 1996:
Key Stock Index Fund                         SBSF Fund
Key International Index Fund                 SBSF Convertible Securities Fund
                                             SBSF Capital Growth Fund
                                             Key Money Market Mutual Fund

 The  following   information  is  added  to  the  section  entitled  "Purchase,
Redemption and Pricing" in the above-referenced SAIs:

         "The Company has elected, effective November 26, 1996, pursuant to Rule 18f-1 under the 1940 Act, to commit to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Any portion of a redemption not paid in cash may be in securities or other property. Shareholders receiving securities or other property upon redemption may realize a gain or loss for tax purposes and may incur additional costs (e.g., brokerage costs) as well as the inconveniences associated with disposing of such securities or other property."

Please keep this Supplement with your SAI. Investors wishing to obtain more information, please call the Transfer Agent without charge at 800-KEY-FUND.